Pretax Net Actuarial Loss, Prior Service (Costs) and Transition Assets/(Obligations) Recognized in Accumulated Other Comprehensive Income (Loss) not Affecting Retained Earnings, Postretirement (Detail) (USD $)
In Thousands, unless otherwise specified
	May 31, 2013	May 31, 2012
Postretirement Benefits, U.S. Plans
Schedule of Pension and Other Postretirement Benefits Recognized in Accumulated Other Comprehensive Income (Loss) [Line Items]
Net actuarial gain (loss)	$ 996	$ (35)
Prior service credits	516	603
Total recognized in accumulated other comprehensive income not affecting retained earnings	1,512	568
Postretirement Benefits, Non-U.S. Plans
Schedule of Pension and Other Postretirement Benefits Recognized in Accumulated Other Comprehensive Income (Loss) [Line Items]
Net actuarial gain (loss)	(10,950)	(9,441)
Total recognized in accumulated other comprehensive income not affecting retained earnings	$ (10,950)	$ (9,441)